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                                                 EXHIBIT 10.16(A)
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                                                                                    ORIGINAL                             Page1/1
                                                                                    PURCHASE ORDER NO. 4500005289
                                                                                    PURCHASE ORDER DATE: 08/28/2003
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                                                                            Purchasing Agent:
                                                                            Name: Richard Woodworth
                                                                            Phone: 717-787-4103
                                                                            Fax: 717-783-6241
                                                                            E-mail: rwoodworth@state.pa.us
                                                                            Valid from/to:  09/01/2003   -   08/31/2004
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Your vendor number with us: 176710                                          Please Deliver To:
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Vendor Name/Address:
TELESCIENCE INTERNATIONAL INC                                                          *** TBD AT TIME OF PURCHASE ORDER ***
8150 LEESBURG PIKE STE 1200
VIENNA, VA 22182-2714                                                                      *** UNLESS SPECIFIED BELOW ***



Vendor Fax Number: 703-641-8949
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Your Quotation:                                        Date:                Payment Terms:  NET 30
Collective No:
Our Quotation:
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The Commonwealth of Pennsylvania,  through the Department of General Services,  accepts the submission of the Bidder/Contractor for the awarded item(s) at the price(s) set forth below in accordance with: 1) the RFQ submitted by the  Bidder/Contractor,  If any; 2)
the documents  attached to this Contract or incorporated by reference,  if any, and 3) the contract terms and conditions  stored on the website address at  www.dgs.state.pa.us  for this type of Contract as of the date of the RFQ, if any, or other solicitation for this Contract,  all of which, as appropriate,  are incorporated herein by reference.  When the Bidder/Contractor  receives an order from a Commonwealth  agency,  the order constitutes the  Bidder/Contractor's  authority to furnish the item(s) to the agency at the time(s) and place(s) specified in the order. RFQ, as used herein,  means Request for Quotations,  Invitation to Quality, or Request
for Proposals, as appropriate.
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      Item                Description                     Quantity          UOM         Price           Per Unit           TOTAL
                     Material/Service No.
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      00010          Decon Equip Acc-SWEDE
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      00020          Decon Equip Tents& Trailers - SWEDE

 ................................................. SUPPLEMENTAL INFORMATION ......................................................



         NO FURTHER INFORMATION FOR THIS CONTRACT







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                                                                                                   Currency: USD
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                                                                                                               999,999,999.00
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                                                                                                           ***ESTIMATED VALUE***
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